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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 29, 2001

                                VECTOR GROUP LTD.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

               1-5759                                        65-0949535
(I.R.S. Employer Identification No.)                   (Commission File Number)

100 S.E. SECOND STREET, MIAMI, FLORIDA                                33131
(Address of principal executive offices)                            (Zip Code)

                                 (305) 579-8000
              (Registrant's telephone number, including area code)










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ITEM 5. OTHER EVENTS.

         On June 29, 2001, Vector Group Ltd. announced the pricing of $150 million of 6.25% Convertible Subordinated Notes due 2008 (the "Notes") through a private offering to qualified institutional investors. The initial purchaser also has an option to purchase an additional $22.5 million of Notes to cover over-allotments. A copy of the press release announcing the pricing of the offering is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (c) The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

EXHIBIT NO.                                       DESCRIPTION
-----------                                       -----------
   99.1                               Press Release issued June 29, 2001


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               VECTOR GROUP LTD.

                               By:  /s/ Joselynn D. Van Siclen
                                    ----------------------------------------
                                    Joselynn D. Van Siclen
                                    Vice President and Chief Financial Officer
Date:  June 29, 2001


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